                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                   January 16, 1997




                          DAMEN FINANCIAL CORPORATION
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              (Exact name of Registrant as specified in its
Charter)




         Delaware                  0-26574
36-4029638
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      (State or other        (Commission File No.)         (IRS
Employer
      jurisdiction of
Identification
      incorporation)
Number)




   200 West Higgins Road, Schaumburg, Illinois
60195
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     (Address of principal executive offices)                (Zip
Code)



Registrant's telephone number, including area code:   (847)
882-5320


------------------


                               N/A
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      (Former name or former address, if changed since last
report)

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Item 5.   Other Events
          ------------

     On January 16, 1997, the Registrant issued the attached press release (Exhibit 99.1) announcing regulatory approval for the charter conversion of its subsidiary thrift to a national bank.

     On January 21, 1997, the Registrant issued the attached press release (Exhibit 99.2) announcing its earnings for the quarter ended
December 31, 1996.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)   Exhibits

                99.1  Press release dated January 16, 1997.
                99.2  Press release dated January 21, 1997.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DAMEN FINANCIAL
CORPORATION



Date:    January 22, 1997        By:  /s/ Gerald R. Gartner
       -----------------
------------------------------------
                                       Gerald R. Gartner,
Treasurer, Chief
                                       Financial Officer
(Principal
                                       Financial and Accounting
Officer)